UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 18, 2020

Commission File Number 000-22496

SCHNITZER STEEL INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

Oregon	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

299 SW Clay Street, Suite 350, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	SCHN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the  registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

Change in Segment Reporting

As previously announced, Schnitzer Steel Industries, Inc. (the “Company”) has realigned its reporting structure and will report its financial results in a single operating segment beginning with the first quarter of fiscal 2021. The change in segment reporting structure reflects the completion of the Company’s transition from a multi-divisional organizational structure to a functionally-based, integrated operating model. This change is expected to result in a more agile organization with an increased focus on growth and to support the productivity improvement and cost reduction initiatives implemented in fiscal 2020.

The announced realignment impacts only the Company’s segment reporting, and there is no change to previously reported consolidated results. For informational purposes and to assist investors in making comparisons of the Company’s historical operational and financial information with future information that will reflect the single operating segment, operational and financial statistics reflecting the reporting change for fiscal 2020, 2019 and 2018 by quarter, and for the last five fiscal years, have been posted on the Investor Relations section of the Company’s website (schnitzersteel.com/investor_materials.aspx).

The information in this Form 8-K that is furnished under “Item 7.01 Regulation FD Disclosure”, including the information posted on the Company’s website, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated: November 18, 2020	By:	/s/ Richard D. Peach
	Title:	Executive Vice President, Chief Financial
Officer and Chief Strategy Officer